                                                             EXHIBIT (10)(i)(20)
                                 DIVERSE GP III

                         GENERAL PARTNERSHIP AGREEMENT


         This General Partnership Agreement ("Agreement") is made and entered into by and among Diverse Energy Investments, Inc., a Texas Corporation ("DEI"), Thomas R. Fuller, a Texas resident ("Fuller"), Thomas G. Stevens, a Texas resident ("Stevens") and L. Todd Gremillion, a Texas resident ("Gremillion"). DEI, Fuller, Stevens and Gremillion are sometimes hereinafter collectively referred to as the "Partners" and individually referred to as a "Partner."

         For and in consideration of the mutual covenants and agreements set forth herein, the Partners hereby agree as follows:


                               A G R E E M E N T:


                                   ARTICLE I

                        FORMATION OF GENERAL PARTNERSHIP

         Section 1.1 Formation. Pursuant to the terms and provisions of the Texas Uniform Partnership Act, Article 6132b of the Revised Civil Statutes of the State of Texas, as amended ("Act"), the Partners have formed, and hereby confirm the formation of, a Texas general partnership ("Partnership"). Except as otherwise specifically provided for herein, the rights and liabilities of the Partners shall be as provided for in the Act.

         Section 1.2 Name. The name of the Partnership shall be "Diverse GP III" and, except as otherwise determined by the Managers (as that term is defined in Section 6.3 below), the business of the Partnership shall be conducted under such name.

         Section 1.3 Principal Office. Except as otherwise determined by the Managers, the principal office of the Partnership shall be located at 16414 San Pedro, Suite 340, San Antonio, Texas 78232.

         Section 1.4 Term. The Partnership's term ("Term") shall commence on the execution date of this Agreement and shall continue until terminated pursuant to the provisions of Section 11.2 below.


                                   ARTICLE II

                              PURPOSES AND POWERS

         Section 2.1 Purpose. The purposes of the Partnership are, and the sole and exclusive business of the Partnership shall be, to
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acquire, own, operate, develop, lease, sell, exchange or otherwise dispose of those certain oil and gas properties.

         Section 2.2 Powers. To accomplish the purposes of the Partnership, the Partnership shall have the power to take any lawful action which is permitted by the Act and which is reasonably related to the purposes of the Partnership.


                                  ARTICLE III

                              OWNERSHIP INTERESTS

         Section 3.1 Ownership of Assets. Title and ownership in and to all assets subject to this Agreement shall be vested in the Partnership. Prior to the termination of the Partnership, except as otherwise provided in this Agreement, each Partner hereby expressly waives any right he may have to require any partition and/or distribution of all or any part of the assets owned by the Partnership.

         Section 3.2 Ownership of Partnership. Each Partner's percentage ownership interest in the Partnership ("Ownership Interest") is as follows:

                                  DEI                       70%
                                  Fuller                    23%
                                  Stevens                    4%
                                  Gremillion                 3%

                                    Total                  100%


                                   ARTICLE IV

                             CAPITAL CONTRIBUTIONS

         Section 4.1 Initial Capital Contribution Obligations. Immediately upon the execution of this Agreement, the Partners shall make capital contributions to the Partnership, in cash or by check, as follows:

                          DEI                      $  700,000.00
                          Fuller                      230,000.00
                          Stevens                      40,000.00
                          Gremillion                   30,000.00
                                                   -------------
                                  Total            $1,000,000.00

         Section 4.2 Additional Capital Contribution Obligations. If at any time, the current cash requirements of the Partnership exceed the total of all cash then held by the Partnership, the





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Partners agree to contribute cash to the Partnership, in proportion to their respective Ownership Interests, in a total amount sufficient to allow the Partnership to satisfy all such cash requirements on a timely basis.

         Section 4.3 Default. If any Partner fails to timely contribute the entire amount of his additional capital contribution obligations pursuant to Section 4.2 above, the Managers shall have the right, but not the obligation, to fund such defaulting Partner's additional capital contribution, equally or in such other proportion as they may agree. If the Managers elect to exercise the right granted under this Section 4.3, (a) the amount so funded by the Managers shall, for all purposes, be treated as a nonrecourse loan from the funding Managers to the defaulting Partner, which loan shall be secured by such defaulting Partner's interest in the Partnership and shall bear interest at the prime rate of interest from time to time established by NCNB-Texas National Bank, San Antonio, Texas plus three percent (3%) of the maximum rate of nonusurious interest allowed by applicable law, whichever is lesser, and (b) the funding Managers shall thereupon receive the defaulting Partner's share of all cash distributions made by the Partnership pursuant to Section 5.4 below until such loan, both principal and interest, shall have been repaid in full. If the Managers do not elect to exercise the right granted under this Section 4.3, the oil and gas property or properties for which the defaulted additional capital contribution was necessary, shall be immediately distributed by the Partnership to the Partners, in proportion to their respective Ownership Interests.


                                   ARTICLE V

                         ALLOCATIONS AND DISTRIBUTIONS

         Section 5.1 Capital Accounts. A capital account ("Capital Account") shall be established and maintained for each partner. It shall be credited with (a) the amount of cash contributed by the Partner to the Partnership and (b) the amount of income and gains allocated to the Partner by the Partnership. It shall be debited with (y) the amount of cash distributed to the Partner by the Partnership and (z) the amount of losses and deductions allocated to the Partner by the Partnership.

         Section 5.2 Allocations. For federal and state income tax reporting purposes, each Partner's distributive share of each item of Partnership income, gain, loss, deduction and credit shall be determined and allocated based on such Partner's respective Ownership Interest.

         Section 5.3 Available Cash. For purposes of the Agreement, the term "Available Cash" means, at the time determined, the amount by which the total of all cash held by the Partnership is in excess





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of the reasonable working capital requirements of the Partnership.

         Section 5.4 Distributions. Available Cash shall be distributed by the Partnership to the Partners as often as is practicable. Each Partner's distributive share of all Available Cash distributed by the Partnership shall be determined and, subject to the provisions of Section 4.3 above, distributed based on such Partner's respective Ownership Interest.


                                   ARTICLE VI

                                   MANAGEMENT

         Section 6.1 Control and Management. Except as otherwise provided in Section 6.3 below, all right, power and authority to manage and control the affairs of the Partnership, including, without limitation, the right, power and authority to take any and all actions which are customary or reasonably related to the purposes of the Partnership, shall be vested in the Partners.

         Section 6.2 Voting Requirement. The prior written consent of Partners owning at least 85% of all of the Ownership Interests shall be required to take any action authorized pursuant to Section 6.1 above, including, but not limited to, the following:

                          (i)     admitting additional partners to the
                                  Partnership; and

                          (i)     amending this Agreement.

         Section 6.3 Operational Control and Management. Notwithstanding the provisions of Section 6.1 above, B. Travis Basham, Donald H. Wiese, Jr., Spencer L. Youngblood and Fuller are hereby appointed operational managers ("Managers") of the Partnership, and as such, each shall have the right to manage and control the operational affairs of the Partnership, including, absent express direction from all of the Partners to the contrary, the right, power and authority to take any and all actions on behalf of the Partnership which are necessary or appropriate to carry out the day-to-day management of the Partnership, including, but not limited to, the right, power and authority to:

                 (a) make reasonable expenditures on behalf of the Partnership;

                 (b) enter into contracts on behalf of the Partnership on such terms and conditions as are necessary or appropriate;

                 (c) perform all of the obligations of the Partnership and enforce all of the rights of the Partnership under the





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         terms and conditions of all contracts and agreements entered into by the Partnership;

                 (d) employ, and dismiss from employment, all employees, agents, independent contractors, brokers, attorneys and accountants; and

                 (e) execute, acknowledge, swear to and deliver any and all documents and instruments necessary or appropriate to effectuate
         (i) any and all of the foregoing and (ii) any and all actions taken by the partners pursuant to Sections 6.1 and 6.2 above.

         Section 6.4 Disagreement. If the Managers ever fail to agree as to the proper course of action for the Partnership to take with respect to one or more of the oil and gas properties held by the Partnership, then the oil and gas property or properties with respect to which the Managers cannot agree shall be immediately distributed by the Partnership to the Partners, in proportion to their respective Ownership Interests.

         Section 6.5 Reimbursement. The Managers shall be entitled to, and shall receive, reimbursement for any and all reasonable direct and indirect costs and/or expenses of the Partnership paid or incurred by either of them on behalf of the Partnership, including, without limitation, any and all reasonable costs and expenses incurred by any delegatee of either of the Managers in the performance of his delegated management responsibilities if such costs and expenses would otherwise have been paid or payable by a Manager or the Partnership.

         Section 6.6 Liability. The Managers shall conduct the operational affairs of the Partnership in a prudent and businesslike manner, but shall not be liable, responsible or accountable in damages or otherwise to the Partnership or any Partner for any action taken or not taken on behalf of the Partnership, unless such action or omission constitutes fraud, gross negligence or willful misconduct.

         Section 6.7 Indemnity. The Managers shall be indemnified and held harmless by the Partnership and the Partners from and against any and all claims, demands, liabilities, costs expenses, damages and causes of action, of any nature whatsoever, arising out of or incidental to their management of the operational affairs of the Partnership, except where the claim at issue is based upon (a) the proven fraud, gross negligence or willful misconduct of the Managers or (b) the proven material breach by the managers of any material provision of this Agreement. The indemnification rights herein contained shall be cumulative of, and in addition to, any and all rights, remedies and recourses to which the Managers shall be entitled by contract, at law or in equity. Further, the indemnification rights herein contained shall include the





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reasonable attorneys' fees and/or other expenses incurred by the Managers in connection with the settlement or final adjudication of any legal proceeding.

         Section 6.8 Removal. The Managers may be removed, and new managers appointed, upon 30 days notice, with or without cause, only with the written consent of all of the Partners.

         Section 6.9 In Kind Distributions. If (a) one or more oil and gas properties held by the Partnership are distributed in kind to the Partners and (b) the Operator under the Joint Operating Agreement controlling operations on said properties continues to bill and hold the Partnership or the Managers responsible for the costs and expenses of operating said properties, then the Partnership or the Managers will administer the properties under an A.A.P.L. Form 610-1982 Model Form Operating Agreement, with certain provisions as outlined in Exhibit "A" attached hereto and by this reference made a part hereof for all purposes.


                                  ARTICLE VII

                               ACCOUNTING MATTERS

         Section 7.1 Records and Books of Account. The Managers shall keep, or cause to be kept, separate, accurate and complete records and books of account pertaining solely to the activities of the Partnership and containing an accurate and complete record of all transactions and other matters relative to the business of the Partnership. Such records and books of account shall be
(a) maintained on the cash basis method of accounting, (b) kept at the office of the Partnership, either of the Managers or the office of the accountants for the Partnership or either of the Manager's and (c) available to any Partner for inspection and audit at any time during normal business hours.

         Section 7.2 Separate Operating Account. The Managers shall establish and maintain a separate operating account ("Operating Account") for the Partnership. All funds received by the Partnership shall be deposited into the Operating Account.

         Section 7.3 Fiscal and Taxable Years. For accounting and federal income tax reporting purposes, the fiscal and taxable years of the Partnership shall be the calendar year.

         Section 7.4 Financial Statements. As soon as practicable after the end of each fiscal quarter of the partnership, the Managers shall prepare and deliver, or cause to be prepared and delivered, to each Partner a quarterly and year-to-date report of the operations of the Partnership, including a balance sheet and income statement.





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         Section 7.5      Income Tax Returns.  As soon as practicable after the
end of each taxable year of the Partnership, the Managers shall prepare and file, or shall cause to be prepared and filed, all required federal and state income tax returns of the Partnership. As soon as practicable after filing any such return, the Managers shall deliver a copy of such return, together with a copy of all relevant schedules and supporting documents, to each Partner.


                                  ARTICLE VIII

                             TRANSFER RESTRICTIONS

         Section 8.1 Restriction on Transferability. Except as otherwise specifically provided in this Agreement, no Partner or other holder of an interest in the Partnership ("Partnership Interest") shall voluntarily sell, assign, transfer, convey, encumber or otherwise dispose of all or any part of his Partnership Interest without the prior written consent of all the other Partners. For purposes of this Agreement, the term "voluntarily sell, assign, transfer, convey, encumber or otherwise dispose of" means any transfer or attempted transfer of legal or equitable title to a Partnership Interest other than a transfer resulting from a default by, or the insolvency, bankruptcy, death or divorce of, a partner or a Partner's spouse.

         Section 8.2 Voluntary Transfers. Notwithstanding the provisions of Section 8.1 above, if a Partner receives a bona fide, noncollusive offer ("Third Party Offer") to buy all or any portion of his Partnership Interest, such Partner ("Selling Partner") may voluntarily sell in accordance with the Third Party Offer if he first complies with the provisions of this Section 8.2. In order to comply with the provisions of this Section 8.2, the Selling Partner must first offer, in writing, to sell such interest ("Offered Interest") to the other Partners ("Non-Selling Partners"). Such offer ("Offer") must state the exact price and terms upon which the sale is to be made, which price and terms shall be identical to those of the Third Party Offer. Thereafter, the Non-Selling Partners can either accept or reject the Offer. Acceptance of the Offer must be in writing and delivered to the Partnership, with a copy sent to the Selling Partner, within 30 days from the date the Offer is received. If one or more Non-Selling Partners ("Accepting Partners") accept the Offer, the Selling Partner must sell, and the Accepting Partner(s) must purchase, in proportion to their respective Ownership Interests or in such other proportion as they may agree, all of the Offered Interest at the price and on the terms specified in the Offer. If the Non-Selling Partners do not accept the Offer, then, for a period of 30 days beginning on the date the Offer lapses, the Selling Partner shall be free to sell the Offered Interest, and the purchaser thereof shall be free to purchase and retain the Offered





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Interest as an assignee thereof; provided, however, that any such sale must be at a price not less than and on terms no less onerous than those specified in the Offer, and further provided that such Offered Interest shall remain, and the purchaser thereof shall become, fully subject to the provisions of this Agreement, including particularly this Article VIII. All costs and expenses incurred by the Partnership in connection with the purchase and sale of an Offered Interest pursuant to this Section 8.2 shall be reimbursed to the Partnership by the Selling Partner.

         Section 8.3 Effect of Violation. In the event that any Partnership Interest ("Transferred Interest") is voluntarily sold, assigned, transferred, conveyed, encumbered or otherwise disposed of, other than pursuant to the provisions of Section 8.2 above, (a) such sale, assignment, transfer, conveyance, encumbrance or other disposition shall be null and void and (b) such Transferred Interest shall be treated as having been involuntarily sold, assigned, transferred, conveyed, encumbered or otherwise disposed of (as defined in Section 8.4 below) and, as a result, shall be subject to the option provisions of Section 8.4 below; provided, however, that for purposes of such option provisions the then current fair market value of the Transferred Interest shall be deemed to be equal to the lesser of (y) its then current fair market value as determined pursuant to Section 8.5 below or (z) the price at which it was sold, assigned, transferred, conveyed, encumbered or otherwise disposed of.

         Section 8.4 Involuntary Transfers. For purposes of this Agreement, the term "involuntarily sold, assigned, transferred, conveyed, encumbered or otherwise disposed of" means any transfer or attempted transfer of legal or equitable title to all or any portion of a Partner's Partnership Interest resulting from a default by, or the insolvency, bankruptcy, death or divorce of, a Partner or a Partner's spouse. In the event that all or any portion of the Partnership Interest ("Assigned Interest") of any Partner or other holder of a Partnership Interest ("Assigning Partner") is involuntarily assigned, transferred, conveyed, encumbered or otherwise disposed of, such Assigned Interest shall immediately become subject to an option ("Option") in favor of the Partners other than the Assigning Partner ("Non-Assigning Partners") to purchase such Assigned Interest at its then current fair market value. Within 10 days after determining that such a sale, assignment, transfer, conveyance or other disposition has occurred, the Partnership shall send written notice ("Option Notice") of such event to all Non-Assigning Partners. Thereafter, the Non-Assigning Partners can either exercise the Option or not. Exercise of the Option must be in writing and delivered to the Partnership, with a copy sent the holder of the Assigned Interest ("Assignee"), within 30 days from the date the Option Notice is actually received. If one or more Non-Assigning Partners ("Exercising Partners") exercise the Option, the fair market value of the Assigned Interest shall be determined pursuant to Section





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8.5 below and thereafter, if such Exercising Partners still desire to purchase the Assigned Interest, the Assignee shall sell, and the Exercising Partners shall purchase, in proportion to their respective Ownership Interest or in such other proportion as they may agree, all of the Assigned Interest at a price equal to the then current fair market value thereof and on the terms specified in Section 8.6 below. If the Non-Assigning Partners do not exercise the Option, the Assignee is then free to retain the Assigned Interest as an assignee thereof; provided, however that such Assigned Interest shall remain, and such Assignee shall become, fully subject to the provisions of this Agreement, including particularly this Article VIII. All costs and expenses incurred by the Partnership in connection with the purchase and sale of an Assigned Interest pursuant to this Section 8.4 shall be reimbursed to the Partnership by the Assigning Partner.

         Section 8.5 Fair Market Value. The fair market value of any Assigned Interest shall be determined by agreement between the Assignee and the Exercising Partners or, if no such agreement can be reached, as follows:

                 (a) the Assignee shall select an independent appraiser ("Assignee's Appraiser") actively engaged in the appraisal of oil and gas properties for a period of not less than 5 years;

                 (b) the Exercising Partners shall select an independent appraiser ("Purchaser's Appraiser") actively engaged in the appraisal of oil and gas properties for a period of not less than 5 years;

                 (c) the Assignee's Appraiser and the Purchaser's Appraiser shall select an independent appraiser ("Third Appraiser") actively engaged in the appraisal of oil and gas properties for a period of not less than 5 years;

                 (d) the Assignee's Appraiser, the Purchaser's Appraiser and the Third Appraiser shall each determine the fair market value of the Assigned Interest as of the date the Assigned Interest was sold, assigned, transferred, conveyed, encumbered or otherwise disposed of;

                 (e) the fair market values so determined shall be added together and the sum thereof shall be divided by three; and

                 (f) the resulting quotient shall be deemed to be the then current fair market value of the Assigned Interest for purposes of this Agreement and shall be binding on all parties concerned.

         Section 8.6 Terms of Purchase. Any purchase of an Assigned Interest pursuant to the Option granted in Section 8.4 above shall be consummated at a closing ("Closing") to be held at the principal





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office of the Partnership within 30 days from the date the then current fair market value of the Assigned Interest is determined pursuant to Section 8.5 above. At the Closing:

                 (a) each purchaser of all or any portion of the Assigned Interest shall deliver to the Assignee (i) cash in an amount equal to the then current fair market value of that portion of the Assigned Interest purchased by said purchaser's option or (ii) at such purchaser's option, cash, in an amount equal to 50% of the then current fair market value of that portion of the Assigned Interest purchased by said purchaser, and said purchaser's promissory note, the principal amount of which shall be equal to 50% of the then current fair market value of that portion of the Assigned Interest purchased by said purchaser, payable to the order of the Assignee in five equal annual installments of principal and interest, with interest accruing on the unpaid principal balance thereof at a floating rate per annum equal to the lesser of (aa) the prime rate of interest established by NCNB-Texas National Bank, San Antonio, Texas plus three percent (3%) or (bb) the maximum nonusurious rate of interest allowed under applicable law, with the first such payment being due and payable on the first anniversary of the Closing, and secured by that portion of the Assigned Interest purchased by said purchaser; and

                 (b) the Assignee shall transfer and deliver that portion of the Assigned Interest purchased by each purchaser thereof to said purchaser(s), free and clear of any and all liens, claims, charges, limitations, agreements, restriction and encumbrances, of any kind (other than those imposed by this Agreement).

         Section 8.7 Void Transfers. If any Partnership Interest is sold, assigned, transferred, conveyed, encumbered or otherwise disposed of other than in accordance with the terms and conditions of this Agreement, such sale, assignment, transfer, conveyance, encumbrance or other disposition shall be null and void and of no effect whatsoever, and the Partnership and the Partners shall treat it accordingly.


                                   ARTICLE IX

                       ADDITIONAL RIGHTS AND RESTRICTIONS

         Section 9.1      DEI and Fuller.

                 (a)      Encumbrances.  Notwithstanding the provisions of
         Article VIII above, or any other provision in this Agreement to the contrary, DEI and Fuller shall each have the right to encumber their respective Partnership Interest by granting a security interest covering said Partnership Interest and/or by





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         collaterally assigning said Partnership Interest for the purpose of securing the repayment of one or more loans to said Partners.

                 DEI and Fuller shall each have the additional right to require the Partnership to grant a mortgage, deed of trust or other similar lien covering an undivided interest equal to their Ownership Interest share of one or more oil and gas properties held by the Partnership as additional security for the repayment of one or more loans to said Partners.

                 Further, any sale, assignment, transfer, conveyance or other disposition of any Partnership Interest so encumbered pursuant to the foreclosure or enforcement of any such security interest, mortgage or collateral assignment shall not be subject to, or require compliance with, the provisions of Article VIII above.

                 (b)      Assignments.     DEI and Fuller shall each have the
         right to require the Partnership to assign to said Partners their Ownership Interest share of all, but not less than all, of the oil and gas properties held by the Partnership.

         Section 9.2 Stevens and Gremillion. Notwithstanding the provisions of Section 8.2 above, Stevens or Gremillion shall not be entitled to transfer less than his entire Partnership Interest pursuant to the provisions of Section 8.2 above.


                                   ARTICLE X

                                  DISSOLUTION

         Section 10.1 Dissolution. The Partnership shall be immediately dissolved upon the earliest to occur of the following:

                 (a) the fiftieth anniversary of the execution date of this Agreement;

                 (b) the receipt by the Partnership from DEI of its election to dissolve the Partnership;

                 (c) the receipt by the Partnership from Fuller of his election to dissolve the Partnership;

                 (d)  the bankruptcy of any Partner or the Partnership;

                 (e)  the prior written consent of 85% of the Partners;

                 (f) the sale, assignment, transfer, conveyance or other disposition of substantially all of the assets of the Partnership; or





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                 (g)  any other circumstance which, by law, would require the
         Partnership to be dissolved.

         Section 10.2 Bankruptcy Defined. The bankruptcy of any Partner or the Partnership shall be deemed to have occurred upon the earliest to occur of the following:

                 (a) the filing of an application for, or the consent to, the appointment of a custodian, including a receiver, trustee, assignee under a general assignment for the benefit of creditors or agent, of his assets;

                 (b) the filing of a voluntary petition under any chapter of Title 11 of the United States Code or any other Act of Congress relating to bankruptcy or a pleading in any court of record admitting in writing his inability to pay his debts as they come due;

                 (c) the making of a general assignment for the benefit of his creditors;

                 (d) the filing of an answer admitting the material allegations of, his consent to, or default in answering, an involuntary petition filed against him under any chapter of Title 11 of the United States Code or any other Act of Congress relating to bankruptcy; or

                 (e) the entry of any order, judgment or decree by any court of competent jurisdiction constituting an order for relief under any chapter of Title 11 of the United States Code or any other Act of Congress relating to bankruptcy or appointing a custodian, including a receiver, trustee, assignee under a general assignment for the benefit of creditors or agent, of his assets, and such order, judgment or decree continuing unstayed and in effect for a period of 30 days.

         Section 10.3 Effect of a Partner's Bankruptcy. In the event that the Partnership is dissolved as a result of the bankruptcy of any Partner ("Bankrupt Partner"), the Partnership Interest ("Bankrupt Interest") of such Bankrupt Partner shall be treated as having been involuntarily sold, assigned, transferred, conveyed, encumbered or otherwise disposed of and, as a result, shall be subject to the provisions of Article VIII above. In the event that the Bankrupt Interest is purchased by the Partners other than the Bankrupt Partner pursuant to the Option granted in Section 8.4 above, the Partnership shall be immediately reconstituted and continued as if the dissolution had not occurred.





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                                   ARTICLE XI

                          LIQUIDATION AND TERMINATION

         Section 11.1 Liquidation. In the event that the Partnership is dissolved pursuant to Section 10.1 above and is not reconstituted and continued pursuant to Section 10.3 above, the Managers shall act as liquidating trustees ("Liquidating Trustees") for the Partnership and shall immediately proceed to terminate the business of the Partnership. Thereafter, the Liquidation Trustees shall:

                 (a) determine, or have determined, the fair market value of all assets owned by the Partnership;

                 (b) attempt to sell such assets as they deem necessary, appropriate or desirable to sell at such prices and on such terms as they deem necessary, appropriate or desirable, and

                 (c) make, or cause to be made, a proper accounting of the Capital Account of each Partner, allocating thereof such Partner's distributive share of each item of income, gain, loss, deduction and credit realized and recognized by the Partnership since the Partnership's last accounting. For purposes of such accounting, (i) any asset of the Partnership not sold by the Liquidating Trustees shall be valued at its then current fair market value, as determined by the Liquidating Trustees, and treated as sold by the Partnership for cash in an amount equal to such fair market value and (ii) the hypothetically resulting gain or loss shall be deemed to have been allocated to the Partners as provided for in Section 5.2 above and the Partners' Capital Accounts shall be adjusted as provided for in
         Section 5.1 above.

         The proceeds of any sale made pursuant to this Section 11.1 and undivided interests in any assets not so sold, will, except as may be otherwise provided by law, be distributed as follows:

                 (d) First, there will be distributed to Partnership creditors (excluding the Partners for claims arising under this Section 11.1), and among them in the priority provided by law, funds and/or assets, to the extent available, sufficient to extinguish current Partnership liabilities and obligations, including the costs and expenses of liquidation.

                 (e) Second, any remaining proceeds and/or assets shall be distributed pro rata to the Partners based on each such Partner's then existing credit Capital Account balance. Any assets so distributed to the Partners in kind shall be distributed based on the fair market value thereof.

                 (f)  Thereafter, if any Partner has a debit Capital





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
         Account balance, such Partner shall be obligated to contribute cash to the Partnership in an amount sufficient to reduce such debit balance to zero. Any cash so contributed to the Partnership shall be distributed as provided for in Section 11.1(d) and (e) above.

         Notwithstanding anything to the contrary set forth in Section 11.1(d),
(e) and (f) above, if, after the payment of current Partnership liabilities and obligations to the extent of the funds and/or assets available for that purpose, the Liquidating Trustees determine that additional funds will be required to meet Partnership costs and expenses theretofore incurred or for which the Partnership may become responsible, then the Liquidating Trustees will be obligated to retain such required amounts, if available (or as and when they become available), before any Partnership cash or assets are distributed to the Partners for claims arising under this Section 11.1

         Section 11.2 Termination. Upon the final distribution of all proceeds of sales and all remaining assets of the Partnership pursuant to
Section 11.1 above, the Partnership shall terminate and the Liquidating Trustees shall have the authority to execute and record all documents required to effectuate the dissolution and termination of the Partnership.


                                  ARTICLE XII

                                 MISCELLANEOUS

         Section 12.1 Notices. Except as otherwise specifically provided herein, all notices, consents, approvals and/or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to be given and delivered when actually received by a party or 7 days after being placed in the United States mail, with postage prepared for first class delivery, in an envelope properly addressed:

                 (a)      if to the Partnership, to:

                          the principal office of the Partnership as determined pursuant to Section 1.3 above

                 (b)      if to DEI, to:

                          Diverse Energy Investments, Inc.
                          16414 San Pedro, Suite 340
                          San Antonio, Texas  78232

                 (c)      if to Fuller, to:

                          Mr. Thomas R. Fuller
                          1212 Main Street
                          Suite 351
                          Houston, Texas  77002

                 (d)      if to Stevens, to:

                          Thomas G. Stevens
                          1212 Main Street
                          Suite 850
                          Houston, Texas 77002

                 (e)      if to Gremillion, to:

                          L. Todd Gremillion
                          1100 Louisiana Street
                          Suite 4200
                          Houston, Texas  77002

                 (f) or, to such other address as any Partner may specify upon 30 days' written notice to the Partnership and all the other Partners.

         Section 12.2 Controlling Law. This agreement and the rights and obligations of the Partners hereunder shall be governed by, and construed in accordance with, the laws of the State of Texas.

         Section 12.3 Successors and Assigns. This Agreement and all the terms, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the Partners, their respective legal representative, heirs, successors and assigns; provided, however, that nothing herein contained shall negate or diminish the restrictions set forth in this Agreement, including, without limitation, those set forth in Article VIII above.





         IN WITNESS WHEREOF, this Agreement is executed and effective this 29th day of September, 1990.

                                                "Partners"

                                                Diverse Energy Investments, Inc.



                                                By:      /s/
                                                    ---------------------------
                                                    B. Travis Basham
                                                    Chairman

                                            By:      /s/
                                                --------------------------
                                                Thomas R. Fuller



                                            By:      /s/
                                                --------------------------
                                                Thomas G. Stevens



                                            By:      /s/
                                                --------------------------
                                                L. Todd Gremillion

        AMENDMENT NO. 1 TO DIVERSE GP III GENERAL PARTNERSHIP AGREEMENT


         In accordance with Section 6.3 of Diverse GP III General Partnership Agreement dated September 29, 1990, such Agreement is hereby amended as follows:

         Add to Section 6.3 as follows:

                          (f) execute on behalf of and in the name of the Partnership contracts, bids, leases, assignments, relinquishments, bonds, rights-of-way and all other documents whereby the Partnership seeks, acquires or disposes of any Outer Continental Shelf oil or gas leases or interests and to bind the Partnership in connection therewith. The persons named in Section 6.3 above each shall have the authority to execute any and all documents in their capacity as Managers of the Partnership.

         IN WITNESS WHEREOF, this Amendment is executed this 27th day of February, 1992., to be effective December 1, 1991.


                                              "PARTNERS"

                                              DIVERSE ENERGY INVESTMENTS, INC.


                                              By:        /s/
                                                  -----------------------------
                                                  B. Travis Basham
                                                  Chairman


                                              By:        /s/
                                                  -----------------------------
                                                  Thomas R. Fuller; otherwise
                                                  known as T. R. Fuller


                                              By:        /s/
                                                  -----------------------------
                                                  Thomas G. Stevens


                                              By:        /s/
                                                  -----------------------------
                                                  L. Todd Gremillion

                            APPROVAL OF TRANSFER AND
        AMENDMENT NO. 2 TO DIVERSE GP III GENERAL PARTNERSHIP AGREEMENT


(1) In accordance with Section 8.1 of Diverse GP III General Partnership Agreement dated September 29, 1990, all partners hereby approve the transfer of Diverse Energy Investments, Inc.'s seventy percent ownership in the partnership to Kona, Inc. ("Kona"), Venucot, Inc. ("VEN"), and DHW Energy, Inc. ("DHW"), one-third each and the transfer of Thomas R. Fuller's twenty-three percent interest to Michmatt, Inc. ("Michmatt"). The new ownership is as follows:

                          Michmatt, Inc.                    23%
                          Kona, Inc.                        23 1/3%
                          DHW Energy, Inc.                  23 1/3%
                          Venucot, Inc.                     23 1/3%
                          Stevens                            4%
                          Gremillion                         3%
                                                            ------
                            TOTAL                           100%

                 All references to DEI will be replaced with "Kona, VEN, and DHW," and all references to Fuller will be replaced with "Michmatt."

(2) In accordance with Section 6.3 of Diverse GP III General Partnership Agreement dated September 29, 1990, such Agreement is hereby amended as follows:

         (a)     Change Section 6.2 to read:

                 Voting Requirement.       Prior written consents of partners
         owning at least 46% of all the Ownership Interests plus Fuller shall be required to take any action authorized pursuant to Section 6.1 above, including, but not limited to, the following:

                           (i)    admitting additional partners to the
                                  Partnership; and

                          (ii)    amending this Agreement.

         (b)     Change Section 8.1 to read as follows:

                 Restriction on Transferability. Except as otherwise specifically provided in this Agreement, no Partner or other holder of an interest in the Partnership ("Partnership Interest") shall voluntarily sell, assign, transfer, convey, encumber or otherwise dispose of all or any part of his Partnership Interest without the prior written consent of all the other Partners. For purposes of this Agreement, in case of Corporation ownership of the Partnership Interest, the sale or disposition of controlling interest in the Corporation shall constitute the disposition of all or any part of a Partnership Interest. For purposes of this Agreement, the term "voluntarily sell, assign, transfer, convey, encumber or otherwise dispose of" means any transfer or attempted transfer of legal or equitable title to a Partnership Interest other than a transfer resulting from a default by, or the insolvency, bankruptcy, death or divorce of, a Partner or a Partner's spouse.

         (c)     Change Section 8.6 (a) to read as follows:c

                 (a) each purchaser of all or any portion of the Assigned Interest shall deliver to the Assignee cash in an amount equal to the then current fair market value of that portion of the Assigned Interest purchased by said purchaser's option.

         IN WITNESS WHEREOF, this Amendment is executed this 20th day of May, 1992, to be effective January 1, 1992.

                                  "PARTNERS"

DIVERSE ENERGY INVESTMENTS, INC.


By:          /s/                           By:             /s/
     --------------------------                 ---------------------------
     B. Travis Basham, CEO                      Thomas G. Stevens


By:          /s/                           By:             /s/
     --------------------------                 --------------------------
     Thomas R. Fuller; otherwise                 L. Todd Gremillion
     known as T. R. Fuller

                                           KONA, INC.


                                           By:            /s/
                                                --------------------------
                                                Spencer L. Youngblood
                                                President

                                           VENUCOT, INC.


                                           By:           /s/
                                                ---------------------------
                                                B. Travis Basham
                                                President

                                           DHW ENERGY, INC.


                                           By:           /s/
                                                --------------------------
                                                Donald H. Wiese, Jr.
                                                President

                                           MICHMATT, INC.

                                           By:          /s/
                                                -------------------------
                                                Thomas R. Fuller
                                                President

       AMENDMENT NO. 3 TO DIVERSE GP III GENERAL PARTNERSHIP AGREEMENT


         Section 9.1(a) of the General Partnership Agreement dated September 29, 1990 is hereby amended to read as follows:

         Section 9.1      Kona, VEN, DHW and Michmatt

                 (a)      Encumbrances.  Notwithstanding the provisions of
         Article VIII above or any other provision in this Agreement to the contrary, Kona, VEN, DHW and Michmatt shall each have the right to encumber their respective Partnership Interest by granting a security interest covering said Partnership Interest and/or by collaterally assigning said Partnership Interest for the purpose of securing the repayment of one or more loans to said Partners.

                 Kona, VEN, DHW and Michmatt shall each have the additional right to require the Partnership to grant a mortgage, deed of trust, collateral assignment, security agreement or other lien covering an undivided interest equal to their Ownership Interest share of one or more oil and gas properties held by the Partnership as security for the payment of one or more loans to said Partners made by any person, firm or corporation. Such right may be exercised by the execution of a security agreement, deed of trust, mortgage, collateral assignment or other security document by such Partner whose interest in the oil and gas properties is to be encumbered, acting in behalf of the Partnership, to secure such loan or loans made by such Partner.

                 Further, any sale, assignment, transfer, conveyance or other disposition of any Partnership Interest or oil and gas properties so encumbered pursuant to the foreclosure or enforcement of any such security interest, mortgage, collateral assignment or other security document shall not be subject to, or require compliance with, the provisions of Article VIII above.

         This Amendment may be executed in counterparts, each of which shall be considered an original and binding upon the party signing same.

         IN WITNESS WHEREOF, this Amendment is executed this 21st day of May, 1992, to be effective as of January 1, 1992.

                                  "PARTNERS"



                                              By:        /s/
                                                  ---------------------------
                                                  Thomas G. Stevens

                                              By:        /s/
                                                  ---------------------------
                                                  L. Todd Gremillion


                                              KONA, INC.


                                              By:        /s/
                                                  ---------------------------
                                                  Spencer L. Youngblood
                                                  President

                                              VENUCOT, INC.


                                              By:        /s/
                                                  ---------------------------
                                                  B. Travis Basham
                                                  President

                                              DHW ENERGY, INC.


                                              By:        /s/
                                                  ---------------------------
                                                  Donald H. Wiese, Jr.
                                                  President

                                              MICHMATT, INC.


                                              By:        /s/
                                                  ---------------------------
                                                  Thomas R. Fuller
                                                  President

       AMENDMENT NO. 4 TO DIVERSE GP III GENERAL PARTNERSHIP AGREEMENT


         This AMENDMENT NO. 4 TO DIVERSE GP III GENERAL PARTNERSHIP AGREEMENT ("Amendment No. 4") when executed by all of the Partners of Diverse GP III, a Texas General Partnership (the "Partnership"), shall evidence an amendment of that certain agreement dated September 29, 1990 and entitled "DIVERSE GP III GENERAL PARTNERSHIP AGREEMENT" (the "Partnership Agreement").

         The undersigned Partners of the Partnership agree that the Partnership Agreement shall be amended in the following particulars, which amendment shall be effective for all purposes as of the Effective Date set forth hereinafter:

1. The provisions of Section 2.1 of the Partnership Agreement are hereby amended to be restated as follows:

         "Section 2.1 Purpose. The purposes of the Partnership are, and the sole and exclusive business of the Partnership shall be, to acquire and own, operate, develop, lease, sell, exchange or otherwise dispose of:

                  (i)     oil and gas properties, and

                 (ii) partnership interests or other equity interests in legal entities which own oil and gas properties.

2. Thomas G. Stevens has assigned his interest to the other Partners, accordingly the provisions of Section 3.2 of the Partnership Agreement are hereby amended to be restated as follows:

         "Section 3.2 Ownership of Partnership. Each Partner's percentage ownership interest in the Partnership ("Ownership Interest") is as follows:

                          DHW Energy, Inc.         24.305%
                          Gremillion                3.125%
                          Kona, Inc.               24.305%
                          Michmatt, Inc.           23.960%
                          Venucot, Inc.            24.305%



         The undersigned Partners do hereby affirm that the Partnership Agreement continues in full force and effect in accordance with all of its terms, except as set forth hereinabove and in prior Amendments of the Partnership Agreement. This Amendment No. 4 shall be effective for all purposes as of the following date: January 1, 1993 ("Effective Date").

         IN WITNESS OF THE FOREGOING, this Amendment No. 4 has been executed by the Partners of the Partnership as set forth below. Thomas G. Stevens has executed this Amendment No. 4 to acknowledge the transfer of his Ownership Interest in the Partnership to the remaining Partners as set forth above.

         IN WITNESS WHEREOF, this Amendment is hereby executed on this 18th day of February, 1993.



                                  "PARTNERS"



                                              By:       /s/
                                                  ---------------------------
                                                  Thomas G. Stevens




                                              By:       /s/
                                                  ---------------------------
                                                  L. Todd Gremillion


                                              KONA, INC.


                                              By:       /s/
                                                  ---------------------------
                                                  Spencer L. Youngblood
                                                  President

                                              VENUCOT, INC.


                                              By:       /s/
                                                  ---------------------------
                                                  B. Travis Basham
                                                  President

                                              DHW ENERGY, INC.


                                              By:       /s/
                                                  ---------------------------
                                                  Donald H. Wiese, Jr.
                                                  President

                                              MICHMATT, INC.


                                              By:       /s/
                                                  ---------------------------
                                                  Thomas R. Fuller
                                                  President

                            APPROVAL OF TRANSFER AND
        AMENDMENT NO. 5 TO DIVERSE GP III GENERAL PARTNERSHIP AGREEMENT


         This AMENDMENT NO. 5 TO DIVERSE GP III GENERAL PARTNERSHIP AGREEMENT ("Amendment No. 5") when executed by all of the Partners of Diverse GP III, a Texas General Partnership (the "Partnership"), shall evidence an amendment of that certain agreement dated September 29, 1990 and entitled "DIVERSE GP III GENERAL PARTNERSHIP AGREEMENT" (the "Partnership Agreement").

(1) In accordance with Section 8.1 of Diverse GP III General Partnership Agreement dated September 29, 1990, all partners hereby approve the transfer of 15% of their interest in the Partnership to Diverse Production Co. The new ownership is as follows:

                          Michmatt, Inc.                            20.367%
                          Kona, Inc.                                20.659%
                          DHW Energy, Inc.                          20.659%
                          Venucot, Inc.                             20.659%
                          L. Todd Gremillion                         2.656%
                          Diverse Production Co.                        15%

         The undersigned Partners of the Partnership agree that the Partnership Agreement shall be amended in the following particulars, which amendment shall be effective for all purposes as of the Effective Date set forth hereinafter:

(2) The provisions of Section 3.2 of the Partnership Agreement are hereby amended to be restated as follows:

                          Michmatt, Inc.                            20.367%
                          Kona, Inc.                                20.659%
                          DHW Energy, Inc.                          20.659%
                          Venucot, Inc.                             20.659%
                          L. Todd Gremillion                         2.656%
                          Diverse Production                        15.000%

         The undersigned Partners do hereby affirm that the Partnership Agreement continues in full force and effect in accordance with all of its terms, except as set forth hereinabove and in prior Amendments of the Partnership Agreement. This Amendment No. 5 shall be effective for all purposes as of the following date: December 31, 1994 ("Effective Date").

         IN WITNESS OF THE FOREGOING, this Amendment No. 5 has been executed by the Partners of the Partnership as set forth below.

         IN WITNESS WHEREOF, this Amendment is hereby executed on this 28th day of February, 1995.


                                  "PARTNERS"





                                              By:         /S/
                                                   ----------------------------
                                                   L. Todd Gremillion


                                              KONA, INC.


                                              By:         /S/
                                                   ----------------------------
                                                   Spencer L. Youngblood
                                                   President

                                              VENUCOT, INC.


                                              By:         /S/
                                                   ----------------------------
                                                   B. Travis Basham
                                                   President

                                              DHW ENERGY, INC.


                                              By:         /S/
                                                   ----------------------------
                                                   Donald H. Wiese, Jr.
                                                   President

                                              MICHMATT, INC.


                                              By:         /S/
                                                   ----------------------------
                                                   Thomas R. Fuller
                                                   President

                                              DIVERSE PRODUCTION CO.


                                              By:         /S/
                                                   ----------------------------
                                                   B. Travis Basham
                                                   President

                                 April 6, 1995

Diverse Production Co.
Southern Mineral Corporation
17001 Northchase, Suite 690
Houston, Texas  77060

Gentlemen:

         This letter is delivered to you in connection with today's consummation of the transactions contemplated by that certain Exchange Agreement, dated March 2, 1995 (the "Agreement"), by and among Southern Mineral Corporation, a Nevada corporation ("SMC"), Diverse Production Co., a Texas corporation (together with its successors and permitted assigns, "DPC"), and the Diverse Shareholders. All undefined capitalized terms used herein have the meaning given them in the Agreement. The term "Partnership Agreement" means that certain Diverse GP III General Partnership Agreement dated September 29, 1990, as amended to date hereof. The term "Partners" means the following Diverse Shareholders who also are partners of the Partnership: Michmatt, Inc., DHW Energy, Inc., Kona, Inc., Venucot, Inc. and L. Todd Gremillion.

         SMC is in part waiving the condition to its obligation to close set forth in Section 4.1(k) of the Agreement requiring SMC's receipt of evidence that an undivided 15% of the Partnership's assets are subject to no Liens in favor of the International Bank of Commerce ("IBC"), and that such undivided 15% of the Partnership's assets are those attributable to DPC's interest in the Partnership. The Partners acknowledge that SMC is willing to consummate the Closing without IBC releases in reliance upon the acknowledgements and agreements of (i) IBC set forth in its letter to SMC dated April 5, 1995, and
(ii) the Partners set forth herein. Without limiting the Partners' obligations under Section 6.1 of the Agreement, the Partners will use commercially reasonable efforts to cause IBC to prepare and deliver such releases in recordable form within a commercially reasonable time after Closing and will cooperate with IBC in connection therewith.

         The Partners covenant to DPC and SMC that the Partnership Agreement will be amended to reflect that (i) any adverse action taken by IBC or any other creditor of a partner of the Partnership (collectively "Creditor") against the Partnership or its assets will not adversely affect the aggregate undivided interest in the Partnership's assets which, immediately before such adverse action, is attributable to all Non-Defaulting Partners' interests in the Partnership, and (ii) each Defaulting Partner shall indemnify and hold each Non-Defaulting Partner harmless from any losses which it suffers as a result thereof. "Non-Defaulting Partner" means any partner of the Partnership in respect of whom a Creditor has not, in a particular instance, taken adverse action. "Defaulting Partner" means any partner of the Partnership who is not a Non-Defaulting Partner. The Partners will in good faith cooperate with each other and DPC to negotiate the precise terms and conditions of such amendments. By their execution and delivery to the Partners of a counterpart of this letter, DPC and

Diverse Production Co.
Southern Mineral Corporation
April 6, 1995
Page 2


SMC acknowledge and agree that DPC will cooperate with the Partners in good faith to negotiate the precise terms and conditions of such amendments.

         The Partners further covenant to DPC and SMC that the Partnership Agreement will be amended to provide that (i) DPC may encumber its interest in the Partnership and cause Partnership assets attributable thereto to be encumbered to the same extent as any other partner of the Partnership is permitted to do so (e.g., as in current Section 9.1(a) of the Partnership Agreement), (ii) DPC may cause the Partnership to make in-kind distributions of its assets to DPC, proportionate to DPC's interest in the Partnership, to the same extent as any other partner of the Partnership is permitted to do so (e.g., as in current Section 9.1(b) of the Partnership Agreement), and (iii) DPC may cause the Partnership's dissolution to the same extent as any other partner of the Partnership is permitted to do so (e.g., as in current Section
10.1 of the Partnership Agreement).

         The Partners, DPC and SMC agree to cooperate with each other in good faith to negotiate such other amendments to the Partnership Agreement which may be appropriate in light of SMC's ownership of DPC upon consummation of the Closing, including, without limitation, Sections 6.2 (voting requirement), and
8.1 (transfer restrictions and related change of control provisions). The Partners, DPC and SMC promptly shall begin the negotiations contemplated by this letter with the mutual intent of amending the Partnership Agreement in accordance herewith as soon as practicable but no later than May 10, 1995.

         This letter agreement may be executed in one or more counterparts, each of which is an original and all of which together constitute one and the same instrument.

                                               MICHMATT, INC.


                                               By:          /s/
                                                   ----------------------------
                                                   Thomas R. Fuller, President

                                               DHW ENERGY, INC.


                                               By:          /s/
                                                   ----------------------------
                                                   Donald H. Wiese, Jr.,
                                                   President

                                               KONA, INC.


                                               By:          /s/
                                                   ----------------------------
                                                   Spencer L. Youngblood,
                                                   President


                       [SIGNATURES CONTINUE ON NEXT PAGE]

Diverse Production Co.
Southern Mineral Corporation
April 6, 1995
Page 3


                                                VENUCOT, INC.


                                                By:        /s/
                                                    ----------------------------
                                                    B. Travis Basham, President

                                                L. TODD GREMILLION


                                                           /s/
                                                ------------------------------
                                                L. Todd Gremillion


ACKNOWLEDGED AND AGREED TO ON
THIS 6TH DAY OF APRIL 1995 BY:

DIVERSE PRODUCTION CO.


By:            /s/
     ---------------------------
     B. Travis Basham, President


SOUTHERN MINERAL CORPORATION

By:            /s/
     ---------------------------
     Steven H. Mikel, President